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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2001
                                                          --------------

                               Chase Funding, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

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

               New York                               333-89425                             13-3840732
---------------------------------------- ------------------------------------- -------------------------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)
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          300 Tice Boulevard
          Woodcliff Lake, NJ                                07675
----------------------------------------                  --------
(Address of principal executive offices)                  Zip Code



           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events

         Acquisition or Disposition of Assets: General
         ---------------------------------------------

         On June 28, 2001, Chase Funding, Inc. issued its Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2001-C2, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 25, 2001, as supplemented by the prospectus supplement dated June 25, 2001 (together, the "Prospectus").

         The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates and the Class IB Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates and the Class IIB Certificates.

         The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans based on whether the interest rate for the related Mortgage Loan is fixed or adjustable. The Group I Certificates represent an undivided ownership interest in the Fixed Rate Mortgage Loans and the Group II Certificates represent an undivided interest in the Adjustable Rate Mortgage Loans.




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ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------
   (4)                     Pooling and Servicing Agreement among Chase Funding,
                           Inc., Chase Manhattan Mortgage Corporation and
                           Citibank, N.A., dated as of June 1, 2001, for Chase
                           Funding Loan Acquisition Trust, Mortgage Loan
                           Asset-Backed Certificates, Series 2001-C2


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHASE FUNDING, INC.

Date: July 11, 2001


                                           By:  /s/ Eileen A. Lindblom
                                                ------------------------------
                                           Name: Eileen A. Lindblom
                                           Title: Vice President

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                                INDEX TO EXHIBITS

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Exhibit No.                        Description
-----------                        -----------
   (4)                             Pooling and Servicing Agreement among Chase Funding, Inc.,
                                   Chase Manhattan Mortgage Corporation and Citibank, N.A.,
                                   dated as of June 1, 2001, for Chase Funding Loan Acquisition
                                   Trust, Mortgage Loan Asset-Backed Certificates, Series 2001-C2

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